New York Community Bancorp, Inc.

Measure the *difference.*

Invest in the **strength.**

Full-year 2002
Investor Presentation

Forward-looking Statements and Risk Factors

This presentation contains certain forward-looking statements with regard to the Company's prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of said safe harbor provisions.

Forward-looking statements, which are based on certain assumptions, and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words "plan," "believe," "expect," "intend," "anticipate," "estimate," "project," or other similar expressions. The Company's ability to predict results or the actual effects of its plans and strategies are inherently uncertain. Accordingly, actual results may differ materially from anticipated results. Factors that could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in market interest rates, general economic conditions, legislation, and regulation; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; changes in the quality or composition of the loan or investment portfolios; changes in deposit flows, competition, and demand for financial services and loan, deposit, or investment products in the Company's local markets; changes in local real estate values; changes in accounting principles and guidelines; war or terrorist activities; and other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the Company's operations, pricing, and services.

Specific factors that could cause future results to vary from current management expectations are detailed from time to time in the Company's SEC filings, which are available at the Company's web site, www.myNYCB.com.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Measure the *difference.*

- Industry data – SNL DataSource
- NYCB data – Company reports
- NYCB 2000 and 2001 data based on core earnings, which exclude certain non-recurring charges stemming from the Company's merger transactions and certain gains stemming from the sale of securities, Bank-owned properties, and loans.

Measure the Difference: Performance

*Based on its 1995 – 2001 earnings, NYCB is ranked the top-performing large thrift.**

Ranking Criteria	2001 Core Industry Average**	2001 NYCB Core	2001 NYCB Cash	2002 Industry Average**	2002 NYCB GAAP	2002 NYCB Cash
ROA	0.83 %	1.65 %	2.33 %	0.90 %	2.29 %	2.59 %
ROE	8.61	18.30	25.90	9.44	19.95	22.60
Efficiency ratio	62.61	35.03	27.51	61.87	25.32	25.50
NPAs/Total assets	0.60	0.19	0.19	0.62	0.15	0.15
NCOs/Average loans	0.19	0.00	0.00	0.18	0.00	0.00

* May 2002 *ThriftINVESTOR*
** SNL Financial

Measure the Performance: ROA

NYCB's 2002 ROA exceeds the industry average by 139 basis points.


2.50%
2.00%
1.50%
1.00%
0.50%
0.00%

	1997	1998	1999	2000	2001	2002
U.S. Thrifts	0.83%	0.89%	0.83%	0.74%	0.76%	0.90%
NYCB	1.61%	1.62%	1.69%	1.56%	1.65%	2.29%

Measure the Performance: ROE

NYCB's 2002 ROE is more than twice the industry average.


25.00%
20.00%
15.00%
10.00%
5.00%
0.00%

	1997	1998	1999	2000	2001	2002
U.S. Thrifts	8.41%	7.92%	7.72%	7.40%	7.89%	9.44%
NYCB	12.95%	17.32%	22.99%	19.40%	18.30%	19.95%

NYB LISTED NYSE

Measure the Performance: Net Interest Margin

NYCB's margin has consistently exceeded the industry average.



5.00%
4.00%
3.00%
2.00%
1.00%
0.00%

	1997	1998	1999	2000	2001	2002
U.S. Thrifts	3.48%	3.42%	3.40%	3.28%	3.19%	3.39%
NYCB	4.45%	4.24%	3.79%	3.33%	3.59%	4.31%

Measure the Performance: Efficiency Ratio

NYCB's 2002 efficiency ratio is 3,655 basis points below the industry average.



70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%

	1997	1998	1999	2000	2001	2002
U.S. Thrifts	58.38%	59.84%	63.13%	62.44%	63.38%	61.87%
NYCB	41.86%	36.51%	29.95%	30.20%	35.03%	25.32%

NYB LISTED NYSE

Measure the Quality: NPAs/Total Assets

Exceptional asset quality has been a hallmark of NYCB throughout its public life.



0.80%
0.60%
0.40%
0.20%
0.00%

	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
U.S. Thrifts	0.66%	0.54%	0.45%	0.47%	0.61%	0.62%
NYCB	0.54%	0.38%	0.17%	0.19%	0.19%	0.15%

Measure the Quality: NPLs/Total Loans

NYCB's asset quality reflects the strong performance of its multi-family loans.


1.00%
0.80%
0.60%
0.40%
0.20%
0.00%

	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
U.S. Thrifts	0.87%	0.76%	0.62%	0.61%	0.81%	0.88%
NYCB	0.55%	0.41%	0.19%	0.25%	0.32%	0.30%

NYB LISTED NYSE

Measure the Quality: NCOs/Average Loans

The absence of any net charge-offs attests to NYCB's underwriting standards.


0.20%
0.15%
0.10%
0.05%
0.00%

	1997	1998	1999	2000	2001	2002
U.S. Thrifts	0.14%	0.14%	0.14%	0.14%	0.18%	0.18%
NYCB	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Invest in the **strength.**

Measure the Strength: Balance Sheet

The balance sheet has benefited from M&A, restructuring, and leveraged growth.

		Improvement Since	
	12/31/02	12/31/01	12/31/00
Total assets	$11.3 bn	⬆ 23 %	⬆ 140 %
Multi-family loans	$4.5 bn	38 %	131 %
Mortgage originations	$2.6 bn	122 %	315 %
Stockholders' equity	$1.3 bn	35 %	331 %
Tangible stockholders' equity	$647.5 mn	108 %	111 %
1-4 family loans	$265.7 mn	⬇ 80 %	⬇ 79 %
NPAs / Total assets	0.15 %	4 bp	4 bp

Measure the Strength: Earnings

NYCB's 2002 earnings growth was driven by a 78% Y-O-Y rise in core revenues.

	2002	Improvement Since 2001	Improvement Since 2000
Diluted EPS	$2.22	⬆ 64%*	⬆ 171%*
Diluted Cash EPS	$2.52	32%	89%
Net interest income	$373.3 mn	81%	411%
Core other operating income**	$84.8 mn	66%	941%
ROA	2.29%	64 bp*	73 bp*
Spread	4.12%	74 bp	112 bp
Margin	4.31%	72 bp	98 bp
Efficiency ratio	25.32%	⬇ 971 bp*	⬇ 488 bp*

* Compared to core numbers

** Excludes net securities gains and, in 2001 and 2000, net gains on the sale of Bank-owned properties and loans.

Strength: Market Leader

NYCB is a leading lender, depository, and producer of revenues.

- The leading producer of multi-family loans for portfolio in New York City
- The second largest thrift depository in Queens and Staten Island*
- The fifth largest thrift depository in New York City*
- The leading supermarket banking franchise in the metro New York region*
- Ranked within the top 3% of US thrifts generating income from investment product sales**

MARKET LEADER

* SNL DataSource
** Singer's Annuity and Funds Report

Strength: Multi-family Market Niche

NYCB is the #1 multi-family lender for portfolio in NYC.



$2,800
$2,400
$2,000
$1,600
$1,200
$800
$400
$0
(dollars in millions)

	1997	1998	1999	2000	2001	2002
All Other Mortgage Originations	$34.2	$42.4	$73.4	$74.3	$358.8	$503.1
Multi-family Loan Originations	$418.9	$409.8	$603.4	$541.7	$791.3	$2,055.5

NYB LISTED NYSE

Strength: Multi-family Lending Strategy

The strength of NYCB's performance reflects its emphasis on multi-family lending.

- Rent-controlled / Rent-stabilized buildings
- 5-year fixed / 5-year adjustable term
- Average term to maturity: 4 years
- Average loan: $1.9 million
- Average LTV ratio: 58%
- Stabilized cash flow
- Pre-payment penalties: 5-4-3-2-1 points
- No net charge-offs since 1987

A PROFITABLE, EFFICIENT, & RISK-AVERSE LOAN PORTFOLIO

Strength: Risk-averse Loan Portfolio

The structure of NYCB's loan portfolio provides insulation against credit risk.



$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
(dollars in millions)
Other
Construction
Commercial real estate
1-4 family
Multi-family
12/31/99
12/31/00
12/31/01
12/31/02

	12/31/99	12/31/00	12/31/01	12/31/02
Multi-family Loans ($M)	$1,348.4	$1,945.7	$3,255.2	$4,494.3
Total Loans ($M)	$1,610.5	$3,636.0*	$5,404.7**	$5,489.2***
Average Yield	8.07%	7.97%	7.71%	7.49%

* Includes loans acquired in the Haven transaction.
** Includes loans acquired in the Richmond County transaction.
*** Reflects the securitization of 1-4 family loans totaling $572.5 million in 2Q 2002.

Strength: Deposit Mix

The rise in core deposits has contributed to the growth in net interest income.

(dollars in millions)



12/31/99
12/31/00
12/31/01
12/31/02
$418
$658
$1,383
$1,874
$3,043
$2,408
$3,307
$1,949
Core Deposits
CDs

	12/31/99	12/31/00	12/31/01	12/31/02
Core/Total Deposits	38.8%	42.5%	55.8%	62.9%
Total Deposits	$1.1 Bn	$3.3 Bn*	$5.5 Bn**	$5.3 Bn***
Average Cost	3.95%	4.14%	3.41%	1.83%

* Includes deposits acquired in the Haven transaction.
** Includes deposits acquired in the Richmond County transaction.
*** Reflects the divestiture of 14 in-store branches.

Strength: Interest Rate Risk Management

NYCB's margin has provided a cushion against interest rate volatility.



7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
5-year U.S. Treasury yield
Range: 2.74% - 6.34%
3-month LIBOR
Range: 1.38% - 6.40%
NYCB net interest margin
Range: 3.33% - 4.31%

4.24%	3.79%	3.33%	3.59%	4.31%	NYCB NIM

NYB LISTED NYSE

Strength: M&A Strategy

NYCB's transactions have been highly accretive to earnings.

(dollars in millions)	Haven Bancorp	Richmond County	NYCB 2002 Results
Announcement Date:	June 2000	March 2001	--
Completed Date:	November 2000	July 2001	--
Announced Transaction Value:	$196	$802	--
Assets / Deposits:	$2,966 / $2,151*	$3,213 / $2,093*	$11,313 / $5,256
Announced Cost Savings:	~25% of Haven	11% of combined	Greatly exceeded
Announced Revenue Enhancements:	None	None	464% core revenue growth recorded from 2000 - 2002
Efficiency Ratio:	73.9% (1Q 00)*	45.7% (4Q 00)*	25.32%
Projected 2002 Diluted EPS:	$1.17	$1.52 - $1.59	$2.22
Projected Accretion:	21.7%	11.8% - 16.5%	129.4%**
Projected 2002 Diluted Cash EPS:	$1.41	$1.59	$2.52
Projected Accretion:	10.8%	16.5%	95.3%**

* Data from the last company report filed prior to transaction announcement.

** 2002 NYCB results compared to stand-alone Street estimates as of March 2000.

NYB LISTED NYSE

Strength: Efficiency

The consistent efficiency of NYCB's operations stems from several sources.

- Emphasis on multi-family lending
- Franchise expansion through M & A
- De novo branch expansion at turn-key locations
- Hub & spoke approach to in-store branching
- Profitable conduit relationships
- Sale of third-party products

EFFICIENCY

Strength: Revenue Generation

Core other operating income represented 19% of 2002 core revenues.

(dollars in millions)



Core other operating income*
Net interest income
$2.5
$68.9
$8.1
$73.1
$51.0
$205.8
$84.8
$373.3
1999
2000
2001
2002

Total Core Revenues: $71.4	Total Core Revenues: $81.2	Total Core Revenues: $256.8	Total Core Revenues: $458.1

* Excludes net securities gains and, in 2001 and 2000, net gains on the sale of Bank-owned properties and loans.

Strength: Third-party Product Sales

*NYCB is in the top 3% of thrifts generating income from investment product sales.**

(dollars in millions)

GROSS SALES



$123.3
$169.2
2001
2002

GROSS REVENUES



$7.2
$10.6
2001
2002

**Singer's Annuity and Funds Report – 3Q 2002*

Strength: Capital Management

NYCB actively manages its capital.

CAPITAL MANAGEMENT STRATEGIES

- 7 stock splits in 9 years, including 2 in 2001
- 5 million shares authorized for repurchase in 4Q 02
- 51-fold increase in quarterly cash dividend, Including a 25% increase in both 2Q 02 and 1Q 03
- $400 million shelf registration filed in 2Q 02
- $147.5 million, net, generated in 2Q 02 secondary offering
- $267 million, net, generated in 4Q 02 offering of BONUSES[SM] Units

Strength: Earnings Capacity

NYCB projects 20% diluted EPS growth in 2003.



CAGR:
Diluted Cash EPS: 25.55%
Diluted EPS: 33.03%
$0.72
$0.96
$1.04
$1.33
$1.91
$2.52
$2.82-$2.85
$0.48
$0.60
$0.74
$0.82
$1.35
$2.22
$2.65-$2.67
1997
1998
1999
2000
2001
2002
2003
Company Estimates

NYB LISTED NYSE

Strength: 2003 Projections

Several factors are currently expected to support diluted EPS growth in 2003.

- ~ 15% asset growth
- ~ 20% multi-family loan growth
- ↑ net interest income
- ↑ fee income
- No loan loss provisions
- ~ 30% efficiency ratio
- ~ 32% - 33% effective tax rate

REVENUE AND EXPENSE PROJECTIONS

Strength: Shareholder Value Creation

The value of NYCB's shares has appreciated 1,673% since 11/23/93.

(dollars in millions, except share data)



Market capitalization
Price per share (adjusted for 7 splits)
Annual yield produced by current dividend on shares purchased at this date
$105
$175
$249
$362
$604
$632
$570
$1,087
$2,329
$3,052
$3,091
$1.65
$2.61
$3.91
$6.24
$12.00
$13.22
$12.06
$16.33
$22.87
$28.88
$29.25
11/23/93
12/31/94
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
2/21/03
60.61%
38.32%
25.58%
16.03%
8.34%
7.57%
8.30%
6.13%
4.38%
3.47%
3.42%

For more information:

The Company trades on the NYSE under the symbol "NYB".

- Log onto our web site: www.myNYCB.com
- E-mail requests to: iangarola@myNYCB.com
- Call Investor Relations at: (516) 683-4420
- Write to: New York Community Bancorp, Inc.
  615 Merrick Avenue
  Westbury, NY 11590

2/21/03